STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accumulated other comprehensive income (loss)
Accumulated unrealized gain (loss) on available-for-sale marketable securities	$ 270	$ (301)
Accumulated unrealized gain (loss) on foreign currency cash flows hedges, net	517	(659)
Accumulated other comprehensive income (loss)	$ 787	$ (960)